CARDLYTICS Q3 2023 Earnings Presentation November 8, 2023

Disclaimer This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding expectations about future financial performance or results of Cardlytics, Inc. (“Cardlytics,” “we,” “us,” or “our), earnings guidance for the fourth quarter of 2023, the short- and long-term success of our product initiatives and the opportunity for billings growth and future ARPU expansion for our platform following increases in MAUs, are forward looking statements. The words “anticipate”,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. The future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to unfavorable conditions in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability to sustain our revenue growth and billings; risks related to the integration of Dosh, Bridg and Entertainment with our company; potential payments under the Merger Agreement with Bridg; risks related to our substantial dependence on our Cardlytics platform; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association ("Bank of America"), Wells Fargo Bank, National Association (“Wells Fargo”) and a limited number of other financial institution (“FI”) partners; risks related to our ability to maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors, including the impact of the COVID-19 pandemic; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new partners, including FI partners, and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new services and features; and other risks detailed in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on November 8, 2023. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. In addition to U.S. GAAP financial information, this presentation includes billings, adjusted contribution, adjusted partner share and other third-party costs, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net loss and non-GAAP net loss per share, each of which is a non-GAAP financial measure. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. Reconciliations of billings, adjusted contribution, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net loss and non-GAAP net loss per share to the most directly comparable GAAP measures are included in the appendix to this presentation. Please see appendix for definitions.

Company overview

We power a native ad platform in our partners’ digital channels.

Cardlytics provides a scaled solution based on purchase intelligence 162M+ Monthly Active Users(1) $3.9T+ in Annual Spend(2) 1 in 2 U.S. Purchase Transactions(3) Distinctive benefits for marketers + Reach valuable banking customers + Operate in a brand-safe, privacy-protected, trusted digital channel + Market to the most valuable customers based on their actual spending + Drive in-store and online traffic + Closed-loop solution measures marketing results to the penny

Financial information & operating metrics

Trended consolidated results Q3 Adj. Contribution 22.0% y/y Q3 Revenue 8.7% y/y Q3 Billings 5.5% y/y Revenue Adj. Contribution(1) Billings(1) $107.7 $110.4 $126.1 $109.4 $116.4

Billings and adjusted contribution best reflect performance Billings Total in aggregate paid by marketers Consumer incentive Set by CDLX to achieve marketing objectives; can fluctuate based on desired outcome Enhanced consumer incentive Additional Consumer Incentives funded by our partners GAAP revenue Recognized as revenue; to be split between CDLX & our partners Partner share Portion of revenue shared with our partners Adjusted contribution Amount retained by CDLX; net of partner share

Q3 2023 year-over-year consolidated results Three Months Ended September 30, Change 2022 2023 $ % Billings(1) $110,392 $116,430 $6,038 5.5% Consumer Incentives 37,686 37,425 (261) (0.7%) Revenue $72,706 $79,005 $6,299 8.7% Partner Share and other third-party costs 37,563 36,144 (1,419) (3.8%) Adjusted contribution(1) $35,143 $42,861 $7,718 22.0% Delivery costs 9,125 7,012 (2,113) (23.2%) Gross profit $26,018 $35,849 $9,831 37.8% Net loss $6,267 ($23,966) ($30,233) (482.4%) Adjusted EBITDA(1) ($12,708) $3,946 $16,654 131.1% Adjusted Contribution Margin 48.3% 54.3% 5.9% 12.2% Adjusted EBITDA margin (17.5%) 5.0% 22.5% (128.6%)

Q3 2023 year-over-year reportable segments Three Months Ended September 30, Change 2022 2023 $ % Cardlytics platform Revenue $ 67,285 $ 73,064 $ 5,779 8.6% Minus: Partner Share and other third-party costs 37,399 36,011 (1,388) (3.7%) Adjusted contribution $ 29,886 $ 37,053 $ 7,167 24.0% Bridg platform Revenue $ 5,421 $ 5,941 $ 520 9.6% Minus: Partner Share and other third-party costs 164 133 (31) (18.9%) Adjusted contribution $ 5,257 $ 5,808 $ 551 10.5% Total Revenue $ 72,706 $ 79,005 $ 6,299 8.7% Minus: Partner Share and other third-party costs 37,563 36,144 (1,419) (3.8%) Adjusted contribution $ 35,143 $ 42,861 $ 7,718 22.0%

Cardlytics platform advertiser spend by industry Industry % Change % of Advertiser Spend Three Months Ended September 30, Three Months Ended September 30, vs 2022 vs 2021 2023 2022 2021 Grocery & Gas > 65% < (20%) > 10% > 5% < 15% Restaurant < (35%) < (20%) < 20% < 30% > 25% Retail > (20%) < (10%) < 25% < 30% < 30% Travel & Entertainment > 20% < 145% < 15% < 10% > 5% Other n/a n/a > 5% > 0% > 0% DTC > 0% > 5% > 25% < 25% > 25%

Historical MAU and ARPU Cardlytics Monthly Active Users(1) Cardlytics Average Revenue Per User(1) Prior to September 30, 2023, we reported total number of unique targetable accounts and customers within each FI. As of September 30, 2023, we are reporting only the total number of unique targetable customers within each FI, which we have applied to our reporting for current and prior periods. 152.6 152.5 156.2 156.9 158.1 160.0 162.5 178.5 179.9 184.7 182.7 188.8 188.1 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 New MAU Definition Old MAU Definition

Appendix

Q3 2023 results Three Months Ended September 30, Nine Months Ended September 30, 2023 2022% 2023 2022 % Revenue $79,005 $72,706 8.7% $220,036 $216,039 1.9% Billings(1) 116,430 110,392 5.5% 321,480 316,361 1.6% Gross Profit 35,849 26,018 37.8% 90,888 79,223 14.7% Adjusted contribution(1) 42,861 35,143 22.0% 111,338 103,043 8.1% Net (loss) income attributable to common stockholders (23,966) 6,267 n/a (33,866) (86,985) (61.1%) Net loss per share (EPS), diluted ($0.63) $0.19 n/a ($0.95) ($2.60) (63.5%) Adjusted EBITDA(1) $3,946 ($12,708) n/a ($6,218) ($39,030) (84.1%) Adjusted EBITDA margin(1)(2) 5.0% (17.5%) n/a (2.8%) (18.1%) (84.4%) Non-GAAP net income (loss)(1) $318 ($16,549) n/a ($857) ($50,571) (98.3%) Non-GAAP net income (loss) per share(1) $0.01 ($0.50) n/a ($0.02) ($1.51) n/a Cardlytics MAUs (in millions) 162.5 156.2 4.0% 160.2 153.8 4.2% Cardlytics ARPU $0.49 $0.47 4.3% $1.37 $1.40 (2.14%)

Guidance Q4 2023 Guidance Billings(1) $122.0 - $133.0 Revenue $82.0 - $90.0 Adjusted Contribution(1) $44.0 - $50.0 Adjusted EBITDA(1) $4.0 - $8.0

Reconciliation of GAAP revenue to billings Three Months Ended Mar 31, 2021 Jun 30, 2021 Sept 30, 2021 Dec 31, 2021 Mar 31, 2022 Jun 30, 2022 Sept 30, 2022 Dec 31, 2022 Mar 31, 2023 Jun 30, 2023 Sept 30, 2023 Cardlytics Platform Revenue $53,230 $56,763 $62,075 $86,686 $63,983 $69,270 $67,285 $76,647 $59,030 $70,726 $73,064 Plus: Consumer Incentives 23,087 26,484 33,464 43,924 30,297 32,339 37,686 43,613 31,295 32,723 37,425 Billings $76,317 $83,247 $95,539 $130,610 $94,280 $101,609 $104,971 $120,260 $90,325 $103,449 $110,489 Bridg Platform Revenue - $2,090 $2,909 $3,363 $3,945 $6,135 $5,421 $5,856 $5,301 $5,975 $5,941 Plus: Consumer Incentives - - - - - - - - - - 0 Billings - $2,090 $2,909 $3,363 $3,945 $6,135 $5,421 $5,856 $5,301 $5,975 $5,941 Consolidated Revenue $53,230 $58,853 $64,984 $90,049 $67,928 $75,405 $72,706 $82,503 $64,331 $76,701 $79,005 Plus: Consumer Incentives 23,087 26,484 33,464 43,924 30,297 32,339 37,686 43,613 31,295 32,723 37,425 Billings $76,317 $85,337 $98,448 $133,973 $98,225 $107,744 $110,392 $126,116 $95,626 $109,424 $116,430

17

Reconciliation of GAAP gross profit to adjusted contribution

(Amounts in thousands)

	Three Months Ended										
	Mar 31, 2021	Jun 30, 2021	Sept 30, 2021	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sept 30, 2022	Dec 31, 2022	Mar 31, 2023	Jun 30, 2023	Sept 30, 2023
Cardlytics Platform											
Revenue	$53,230	$56,763	$62,075	$86,686	$63,983	$69,270	$67,285	$76,647	$59,030	$70,726	$73,064
Minus:											
Partner Share and other third-party costs	29,771	29,890	33,929	47,274	35,027	39,403	37,399	42,375	33,175	39,086	36,011
Delivery costs	3,938	4,837	4,777	4,618	4,907	6,311	7,623	5,271	4,693	5,217	5,510
Gross Profit	$19,521	$22,036	$23,369	$34,794	$24,049	$23,556	$22,263	$29,001	$21,162	$26,423	$31,543
Plus:											
Delivery costs	3,938	4,837	4,777	4,618	4,907	6,311	7,623	5,271	4,693	5,217	5,510
Deferred implementation costs	882	730	731	1,442	-	-	-	-	-	-	-
Adjusted contribution	$24,341	$27,603	$28,877	$40,854	$28,956	$29,867	$29,886	$34,272	$25,855	$31,640	$37,053
Bridg Platform											
Revenue	-	$2,090	$2,909	$3,363	$3,945	$6,135	$5,421	$5,856	$5,301	$5,975	$5,941
Minus:											
Partner Share and other third-party costs	-	63	161	185	126	877	164	136	209	84	133
Delivery costs	-	911	1,613	1,809	1,626	1,851	1,502	1,312	1,731	1,798	1,502
Gross Profit	-	$1,116	$1,135	$1,369	$2,193	$3,407	$3,755	$4,408	$3,361	$4,093	$4,306
Plus:											
Delivery costs	-	911	1,613	1,809	1,626	1,851	1,502	1,312	1,731	1,798	1,502
Adjusted contribution	-	$2,027	$2,748	$3,178	$3,819	$5,258	$5,257	$5,720	$5,092	$5,891	$5,808
Consolidated											
Revenue	$53,230	$58,853	$64,984	$90,049	$67,928	$75,405	$72,706	$82,503	$64,331	$76,701	$79,005
Minus:											
Partner Share and other third-party costs	29,771	29,953	34,090	47,459	35,153	40,280	37,563	42,511	33,384	39,170	36,144
Delivery costs	3,938	5,748	6,390	6,427	6,533	8,162	9,125	6,583	6,424	7,015	7,012
Gross Profit	$19,521	$23,152	$24,504	$36,163	$26,242	$26,963	$26,018	$33,409	$24,523	$30,516	$35,849
Plus:											
Delivery costs	3,938	5,748	6,390	6,427	6,533	8,162	9,125	6,583	6,424	7,015	7,012
Deferred implementation costs	882	730	731	1,442	-	-	-	-	-	-	-
Adjusted contribution	$24,341	$29,630	$31,625	$44,032	$32,775	$35,125	$35,143	$39,992	$30,947	$37,531	$42,861

18

Reconciliation of GAAP partner share and other third-party costs to adjusted partner share and other third-party costs

(Amounts in thousands)

	Three Months Ended											
Cardlytics Platform	Mar 31, 2021	Jun 30, 2021	Sept 30, 2021	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sept 30, 2022	Dec 31, 2022	Mar 31, 2023	Mar 31, 2023	Jun 30, 2023	Sept 30, 2023
Partner Share and other third-party costs	$29,771	$29,890	$33,929	$47,274	$35,027	$39,403	$37,399	$42,375	$33,175	$39,086	$39,086	$36,011
Minus:												
Deferred implementation costs	882	730	731	1,442	-	-	-	-	-	-	-	-
Adjusted Partner Share and other third-party costs	$28,889	$29,160	$33,198	$45,832	$35,027	$39,403	$37,399	$42,375	$33,175	$39,086	$39,086	$36,011
Bridg Platform												
Partner Share and other third-party costs	-	$63	$161	$185	$126	$877	$164	$136	$209	$84	$84	$133
Minus:												
Deferred implementation costs	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted Partner Share and other third-party costs	-	$63	$161	$185	$126	$877	$164	$136	$209	$84	$84	$133
Consolidated												
Partner Share and other third-party costs	$29,771	$29,953	$34,090	$47,459	$35,153	$40,280	$37,563	$42,511	$33,384	$39,170	$39,170	$36,144
Minus:												
Deferred implementation costs	882	730	731	1,442	-	-	-	-	-	-	-	-
Adjusted Partner Share and other third-party costs	$28,889	$29,223	$33,359	$46,017	$35,153	$40,280	$37,563	$42,511	$33,384	$39,170	$39,170	$36,144

19

Reconciliation of GAAP net (loss) income to adjusted EBITDA

(Amounts in thousands)

	Three Months Ended											
	Mar 31, 2021	Jun 30, 2021	Sept 30, 2021	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sept 30, 2022	Dec 31, 2022	Mar 31, 2023	Jun 30, 2023	Sept 30, 2023
Net (loss) income	($24,895)	($47,306)	($44,529)	($11,834)	$33,038	($126,290)	$6,267	($378,279)	$13,608	($23,508)	($23,966)
Plus:											
Income tax benefit	-	-	-	(7,864)	-	(1,446)	-	-	-	-	-
Interest expense, net	3,045	3,078	3,193	3,247	947	879	580	150	8	574	915
Depreciation and amortization expense	3,065	8,833	8,375	9,598	9,871	10,356	10,468	6,849	6,575	7,200	5,990
Stock-based compensation expense	7,248	13,337	16,830	12,849	13,585	12,842	5,767	12,492	7,968	11,739	10,249
Foreign currency (gain) loss	(319)	-	1,543	43	1,671	4,538	4,673	(4,506)	(1,389)	(1,389)	2,399
Deferred implementation costs	882	730	731	1,442	-	-	-	-	-	-	-
Acquisition and integration costs (benefit)	7,030	14,182	1,714	1,446	(4,599)	2,197	(1,867)	1,395	1,723	(9,947)	78
(Gain) loss in fair value of contingent consideration	-	1,480	6,261	(6,367)	(65,050)	(2,968)	(46,126)	(14,030)	(34,584)	11,258	8,281
Impairment of goodwill and intangible assets	-	-	-	-	-	83,149	-	370,139	-	-	-
Restructuring and reduction of force	-	-	713	-	-	958	7,530	(347)	-	-	-
Adjusted EBITDA	($3,944)	($5,666)	($5,169)	$2,560	($10,537)	($15,785)	($12,708)	($6,137)	($6,091)	($4,073)	$3,946

20

Reconciliation of adjusted contribution to adjusted EBITDA

(Amounts in thousands)

	Three Months Ended										
	Mar 31, 2021	Jun 30, 2021	Sept 30, 2021	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sept 30, 2022	Dec 31, 2022	Mar 31, 2023	Jun 30, 2023	Sept 30, 2023
Cardlytics Platform											
Adjusted Contribution	$24,341	$27,603	$28,877	$40,854	$28,956	$29,867	$29,886	$34,272	$25,855	$31,640	$37,053
Minus:											
Delivery costs	3,938	4,837	4,777	4,618	4,907	6,311	7,623	5,271	4,693	5,217	5,510
Sales and marketing expense	13,202	16,665	15,469	17,435	16,384	20,908	16,529	14,484	11,547	12,834	12,041
Research and development expense	6,218	8,481	10,163	10,531	11,313	11,936	11,682	13,002	10,327	13,399	11,046
General and administration expense	12,175	16,454	19,039	15,708	19,391	21,232	19,558	19,070	13,330	15,117	14,874
Stock-based compensation expense	(7,248)	(13,179)	(15,627)	(11,169)	(12,382)	(13,944)	(5,302)	(12,309)	(8,103)	(10,605)	(9,127)
Restructuring and reduction of force	-	-	(713)	-	-	(958)	(7,530)	347	-	-	-
Adjusted EBITDA	($3,944)	($5,656)	($4,231)	$3,731	($10,657)	($15,618)	($12,674)	($5,593)	($5,939)	($4,322)	$2,709
Bridg Platform											
Adjusted Contribution	-	$2,027	$2,748	$3,178	$3,819	$5,258	$5,257	$5,720	$5,092	$5,891	$5,808
Minus:											
Delivery costs	-	911	1,613	1,809	1,626	1,851	1,502	1,312	1,731	1,798	1,502
Sales and marketing expense	-	398	1,264	1,564	1,264	1,075	1,760	2,341	2,401	2,371	2,120
Research and development expense	-	453	978	1,280	978	1,645	2,080	1,799	1,237	1,448	1,384
General and administration expense	-	434	1,034	1,376	1,034	(248)	414	995	(260)	1,159	687
Stock-based compensation expense	-	(158)	(1,203)	(1,681)	(1,203)	1,102	(465)	(183)	135	(1,134)	(1,122)
Restructuring and reduction of force	-	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA	-	($11)	($938)	($1,170)	$120	($167)	($34)	($544)	($152)	$249	$1,237
Consolidated											
Adjusted Contribution	$24,341	$29,630	$31,625	$44,032	$32,775	$35,125	$35,143	$39,992	$30,947	$37,531	$42,861
Minus:											
Delivery costs	3,938	5,748	6,390	6,427	6,533	8,162	9,125	6,583	6,424	7,015	7,012
Sales and marketing expense	13,202	17,063	16,733	18,998	17,648	21,983	18,289	16,825	13,948	15,205	14,161
Research and development expense	6,218	8,934	11,141	11,811	12,291	13,581	13,762	14,801	11,564	14,847	12,430
General and administration expense	12,175	16,888	20,073	17,085	20,425	20,984	19,972	20,065	13,070	16,276	15,561
Stock-based compensation expense	(7,248)	(13,337)	(16,830)	(12,849)	(13,585)	(12,842)	(5,767)	(12,492)	(7,968)	(11,739)	(10,249)
Restructuring and reduction of force	-	-	(713)	-	-	(958)	(7,530)	347	-	-	-
Adjusted EBITDA	($3,944)	($5,666)	($5,169)	$2,560	($10,537)	($15,785)	($12,708)	($6,137)	($6,091)	($4,073)	$3,946

Reconciliation of GAAP net (loss) income to non-GAAP net income (loss) and non-GAAP net income (loss) per share Three Months Ended Nine Months Ended September 30, September 30, 2023 2022 2023 2022 Net (loss) income ($23,966) $6,267 ($33,866) ($86,985) Plus: Stock-based compensation expense 10,249 5,767 29,956 32,194 Foreign currency (gain) loss 2,399 4,673 (379) 10,882 Acquisition and integration (benefit) cost (78) (1,867) 8,146 (4,269) Amortization of acquired intangibles 3,433 7,207 10,331 21,560 Loss (gain) in fair value of contingent consideration 8,281 (46,126) (15,045) (114,144) Goodwill impairment - - - 83,149 Restructuring and reduction of force - 7,530 - 8,488 Income tax benefit - - - (1,446) Non-GAAP net income (loss) $318 ($16,549) ($857) ($50,571) Weighted-average number of shares of common stock used in computing non-GAAP net income (loss) per share: Weighted-average common shares outstanding, diluted 37,982 33,269 35,502 33,455 Non-GAAP net income (loss) per share attributable to common stockholders, diluted $0.01 ($0.50) ($0.02) ($1.51)

Reconciliation of forecasted GAAP revenue to billings Q4 2023 Guidance Revenue $82.0 - $90.0 Plus: Consumer Incentives $40.0 - $43.0 Billings $122.0 - $133.0

Definitions Adjusted contribution: We define adjusted contribution measures of the degree by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted contribution demonstrates how incremental marketing on our platform generates incremental amounts to support our sales and marketing, research and development, delivery costs, general and administration and other investments. Adjusted contribution is calculated by taking our total revenue less our Partner Share and other third-party costs exclusive of deferred implementation costs, which is a non-cash cost. Adjusted contribution does not take into account all costs associated with generating revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, delivery costs, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. Adjusted EBITDA: We define adjusted EBITDA as our Net (loss) income before income taxes; interest expense, net; depreciation and amortization expense; stock-based compensation expense; foreign currency gain (loss); deferred implementation costs; restructuring and reduction of force; acquisition and integration cost (benefit); Impairment of goodwill and intangible assets; and gain (loss) in fair value of contingent considerations. Cardlytics ARPU: We define ARPU as the total Cardlytics platform revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of MAUs in the applicable period. Billings: Billings represents the gross amount billed to customers and marketers for advertising campaigns in order to generate revenue. Cardlytics platform billings is recognized gross of both Consumer Incentives and Partner Share. Cardlytics platform GAAP revenue is recognized net of Consumer Incentives and gross of Partner Share. Bridg platform billings is the same as Bridg platform GAAP revenue. Cardlytics MAUs: We define MAUs as targetable customers that have logged in and visited online or mobile applications containing offers, opened an email containing an offer, or redeemed an offer from the Cardlytics platform during a monthly period. We then calculate a monthly average of these MAUs for the periods presented. We believe that MAUs is an indicator of the Cardlytics platform's ability to drive engagement and is reflective of the marketing base that we offer to marketers. As of September 30, 2023, we are reporting only the total number of unique targetable customers within each FI, which we have applied to our reporting for current and prior periods. Non-GAAP net loss: We define non-GAAP net loss as our net loss before stock-based compensation expense; foreign currency loss (gain); acquisition and integration (benefit) cost; amortization of acquired intangibles; and Loss (gain) in fair value of contingent considerations. Notably, any impacts related to minimum Partner Share commitments in connection with agreements with certain Partners are not added back to net loss in order to calculate adjusted EBITDA. Non-GAAP net loss per share: We define non-GAAP net loss per share as non-GAAP net loss divided by GAAP weighted-average common shares outstanding, diluted.

Industry and account definitions Segment Segment Constituents Grocery & Gas Convenience, Grocery Other Business Services, Financial Institutions, Gyms/Fitness, Home/ Maintenance, Online Education/ Distance Learning, Other Services, Salon/Spa Restaurant Banquet/Caterers, Bars/Night Clubs/Taverns, Fast Food/ Quick Serve, Full Service Restaurants, Quick Serve Light Fares Retail Accessories, Apparel, Auto Services and Products, Beauty Products/Cosmetics, Books/ Magazine, Child/ Infant Care, Drug Store/Pharmacy, General/Multi-Line, Home & Garden, Office Supplies, Other Retail, Pets, Shoes & Athletic Footwear, Specialty Gifts, Sporting & Outdoor Goods Travel & Entertainment Airlines, Car Rental, Cruise Lines, Gas Stations, Hotels/Lodging, Other Travel, Parking Services, Personal Transportation, Tour Operators/Agencies, Travel Aggregators and Agencies DTC Direct to consumer